LEASES, Recognized in Profit or Loss (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Recognized in Profit or Loss [Abstract]
Depreciation expense of right-of-use assets		$ 8,407	$ 6,624	$ 5,371
Interest expense	[1]	3,473	2,605	2,425
Expenses relating to variable payment leases		197	224	639
Expenses relating to short-term leases		303	286	527
Loss on lease termination		197	0	0
Total amounts recognized in profit or loss		12,577	9,739	8,962
Total cash outflow for leases		13,100	7,800	6,300
Investment Properties [Member] | Leasehold Land [Member]
Recognized in Profit or Loss [Abstract]
Interest expense		$ 200	$ 200	$ 100

[1]	The interest expense includes the amount related to the leasehold land included in the investment properties for the years ended December 31, 2024, 2023 and 2022 of approximately US$0.2 million, US$0.2 million and US$0.1 million, respectively. See Note 14.